Aristotle/Saul Global Opportunities Fund Class I Shares: ARSOX
Summary Prospectus	May 3, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://aristotlefunds.com/prospectussai/. You may also obtain this information at no cost by calling 888-661-6691 or by sending an e-mail request to aristotlefunds@umb.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2018, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”) is to seek to maximize long-term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunities Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (Rule 12b-1) fees	None
Other expenses	0.35%
Total annual fund operating expenses	1.25%
Fees waived and/or expenses reimbursed	(0.27)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.98%

1	The Global Opportunities Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.98% of the average daily net assets of Class I Shares of the Global Opportunities Fund. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Global Opportunities Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Global Opportunities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$100	$342	$633	$1,462

Portfolio Turnover

The Global Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Global Opportunities Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Global Opportunities Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. However, the Global Opportunities Fund may also invest in a variety of other instruments traded in U.S. and foreign markets, including, but not limited to, fixed income securities, convertible securities, and unlisted equity securities. The Global Opportunities Fund may also invest in exchange-traded funds (“ETFs”). ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

Under normal market conditions, the Global Opportunities Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Global Opportunities Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). Depository receipts represent interests in foreign securities held on deposit by banks.

The Global Opportunities Fund does not limit the types of companies in which it seeks to invest its assets based on market capitalization.

The Global Opportunities Fund’s investments in fixed income securities may be of any maturity and credit quality, including securities rated below investment grade (commonly referred to as “junk” bonds). The Global Opportunities Fund generally holds its investments for the long term.

In selecting investments for the Global Opportunities Fund, the Fund’s investment advisor (Aristotle Capital Management, LLC) employs a fundamental, bottom-up approach. The Advisor focuses first on the quality of a company’s business and then considers whether the company’s securities are available at an attractive price.

In addition, the Global Opportunities Fund may pursue tactical investment strategies from time to time in order to seek favorable returns on securities that the Advisor believes are over-valued based on its assessment of their prices. These tactical strategies may include, for example, short sales, investments in warrants, futures, forward contracts, distressed debt, preferred securities, and convertible securities, and purchase and sale of options, based on the Advisor’s assessment of the fair value of the instrument or, as applicable, the underlying or related instrument (e.g., the stock on which an option is purchased). The Global Opportunities Fund may also pursue merger arbitrage opportunities in an effort to profit from any discount in the price of a target company’s stock prior to the closing of a merger.

The Global Opportunities Fund generally seeks favorable performance relative to its benchmark, the MSCI All Country World Index (net). However, the Advisor is not constrained by the composition of the MSCI All Country World Index in selecting investments for the Global Opportunities Fund.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Global Opportunities Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Global Opportunities Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Credit Risk. If an issuer or guarantor of a debt security held by the Global Opportunities Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Global Opportunities Fund’s portfolio will typically decline. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Global Opportunities Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Global Opportunities Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Global Opportunities Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Global Opportunities Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Global Opportunities Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDR. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leveraging Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Global Opportunities Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Global Opportunities Fund would otherwise have had, potentially resulting in the loss of all assets. The Global Opportunities Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk. The Global Opportunities Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Global Opportunities Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Global Opportunities Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Global Opportunities Fund replaces the security or other instrument borrowed to make the short sale, the Global Opportunities Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Performance

The bar chart and table below provide some indication of the risks of investing in the Global Opportunities Fund by showing changes in the Global Opportunities Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Global Opportunities Fund’s website, www.aristotlefunds.com, or by calling the Fund at 1-888-661-6691. The Global Opportunities Fund’s past performance, before and after taxes, is not necessarily an indication of how the Global Opportunities Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	7.29%	Quarter Ended 09/30/2013
Lowest Calendar Quarter Return at NAV	-9.00%	Quarter Ended 09/30/2015

The year-to-date return for the Fund as of March 31, 2018 was -0.83%.

Average Annual Total Returns for periods ended December 31, 2017	1 year	5 years	Since Inception (03/30/12)
Return Before Taxes	15.29%	7.13%	6.52%
Return After Taxes on Distributions*	15.14%	6.78%	6.19%
Return After Taxes on Distributions and Sale of Fund Shares*	8.77%	5.54%	5.09%
MSCI All Country (Net) World Index (Reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	10.03%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”)

Portfolio Managers

The portfolio management team that is primarily responsible for the day-to-day management of the Fund’s portfolio is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, Alberto Jimenez Crespo, CFA, Principal and Portfolio Manager of the Advisor, and Gregory D. Padilla, CFA, Principal and Portfolio Manager of the Advisor. While the team aims for any portfolio decision to be unanimous among the three co-portfolio managers, Mr. Jimenez Crespo and Mr. Padilla have ultimate responsibility for portfolio construction and investment decision making for the strategy. Mr. Gleicher has been a portfolio manager of the Fund since its inception on March 30, 2012, and Messrs. Jimenez and Padilla each has served as a portfolio manager for the Global Opportunities Fund since January 1, 2014.

Purchase and Sale of Fund Shares

To purchase shares of the Global Opportunities Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Global Opportunities Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Opportunities Fund and its related companies may pay the intermediary for the sale of Global Opportunities Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Opportunities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.